UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 23, 2023

Date of Report

(Date of earliest event reported)

OZOP ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55976	35-2540672
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ronald Reagan Blvd.

Warwick, NY 10990

(Address of principal executive offices, including zip code)

(877) 785-6967

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2023, Ozop Energy Solutions Inc. (the “Company”) filed with the Secretary of State of the State of Nevada an amendment to its Articles of Incorporation (the “Amendment”) to increase is authorized capital to 7,000,000,000 shares, of which 6,990,000,000 shares is designated as common stock and 10,000,000 shares is designated as preferred stock. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30 2023

OZOP ENERGY SOLUTIONS, INC.

By:	/s/ Brian Conway
Name:	Brian Conway
Title:	Chief Executive Officer